UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2743

DWS Strategic Income Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Strategic Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

15 Portfolio Summary

16 Investment Portfolio

37 Financial Statements

41 Financial Highlights

45 Notes to Financial Statements

61 Report of Independent Registered Public Accounting Firm

62 Tax Information

63 Investment Management Agreement Approval

68 Summary of Management Fee Evaluation by Independent Fee Consultant

73 Board Members and Officers

77 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. Through its global alpha overlay strategy, the fund may use futures, options, currency forwards and other instruments. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities and emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	27.28%	5.33%	5.76%	6.05%
Class B	26.29%	4.49%	4.88%	5.13%
Class C	26.48%	4.51%	4.90%	5.25%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	23.78%	4.35%	5.17%	5.75%
Class B (max 4.00% CDSC)	23.29%	3.89%	4.72%	5.13%
Class C (max 1.00% CDSC)	26.48%	4.51%	4.90%	5.25%
No Sales Charges					Life of Class S*
Class S	27.56%	5.54%	N/A	N/A	5.40%
Barclays Capital US Government/Credit Index+	14.60%	6.11%	4.79%	6.32%	4.91%
Blended Index++	23.99%	6.16%	5.99%	7.27%	5.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2009 are 1.09%, 1.93%, 1.87% and 1.00% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Income Fund — Class A [] Barclays Capital US Government/Credit Index+ [] Blended Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

++ The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical fund asset allocations and represents the overall investment process.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 10/31/09	$ 4.57	$ 4.58	$ 4.60	$ 4.58
10/31/08	$ 3.80	$ 3.80	$ 3.82	$ 3.80
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .23	$ .19	$ .20	$ .23
October Income Dividend	$ .0218	$ .0189	$ .0190	$ .0228
SEC 30-day Yield as of 10/31/09+++	4.95%	4.28%	4.27%	5.37%
Current Annualized Distribution Rate as of 10/31/09+++	5.72%	4.95%	4.96%	5.97%

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Lipper Rankings — Multi-Sector Income Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	80	of	151	53
3-Year	42	of	107	39
5-Year	28	of	96	29
10-Year	32	of	73	44
Class B 1-Year	93	of	151	62
3-Year	57	of	107	53
5-Year	54	of	96	56
10-Year	51	of	73	69
Class C 1-Year	90	of	151	60
3-Year	56	of	107	52
5-Year	53	of	96	55
10-Year	50	of	73	68
Class S 1-Year	75	of	151	50
3-Year	33	of	107	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,151.80	$ 1,147.40	$ 1,146.50	$ 1,153.20
Expenses Paid per $1,000*	$ 5.75	$ 9.85	$ 9.85	$ 4.34
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,019.86	$ 1,016.03	$ 1,016.03	$ 1,021.17
Expenses Paid per $1,000*	$ 5.40	$ 9.25	$ 9.25	$ 4.08

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Strategic Income Fund	1.06%	1.82%	1.82%	.80%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Strategic Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary Sullivan, CFA Lead Portfolio Manager	William Chepolis, CFA Portfolio Manager
Matthew F. MacDonald Portfolio Manager	Robert Wang Portfolio Manager
Thomas Picciochi Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The Class A shares of DWS Strategic Income Fund performed very well during the past year, gaining 27.28% and finishing ahead of the 14.60% return of the benchmark, the Barclays Capital US Government/Credit Index and the 23.99% return of its blended benchmark.1,2 The primary reason for this substantial outperformance was the fund's position in market segments that performed very well during the past year, including high-yield bonds, investment-grade corporates, emerging-markets debt and various types of asset-backed securities. While our holdings in these "spread sectors" hurt performance during late 2008, the normalization of market conditions in 2009 has enabled the fund to gain the benefit we would typically expect from our broad-based approach.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

The fund slightly outperformed the 26.58% average return of the funds in its Lipper peer group, Lipper Multi-Sector Income Funds, during the past year.4

In terms of broader market performance, the past year brought two distinct periods for the fixed-income universe. During the first phase — October 2008 through February 2009 — a severe economic slowdown led to heightened investor risk aversion, a sharp contraction of liquidity, and a flight out of higher-risk assets and into government bonds. The result was outperformance for developed-market government issues and severe underperformance for virtually all other asset classes, including corporate bonds, the high-yield market and emerging-markets debt.

The downturn in higher-risk assets reached its nadir in the second week of March, at which point market prices were discounting a strong possibility that the world economy would slip into a depression. This extreme pessimism set the stage for a rally once the massive stimulus efforts by the world's governments caused investors to grow more positive on the economic outlook. Rising optimism sparked a flight from low-yielding investments and into higher-yielding alternatives, causing the asset classes that had underperformed in the first half of the year to surge back into positive territory. At the same time, developed-market government issues remained relatively stable amid the environment of tame inflation and low interest rates. The net result was a strong 12-month period for investors such as us, who held a broad-based, diversified exposure to the global fixed-income markets.

Positive Contributors to Performance

The fund's positions in investment-grade corporate bonds made a substantial positive contribution to the fund's performance. We took advantage of distressed prices to add to our weighting in this market segment early in the year. In doing so, we focused on attractively valued issues in the industrial and financial sectors, as well as BBB-rated new issues that came to the market at inexpensive levels in order to attract buyers.5 These positions proved very helpful to the fund's performance once the corporate sector began to rebound. We have since traded out of many issues that have experienced substantial rallies, while keeping those that we think continue to offer compelling values. As of the close of the period, 16% of the fund was invested in domestic investment-grade corporate debt.

The domestic segment of the fund also was aided by the robust performance of our positions in asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. We used the market turmoil of late 2008 and early this year to add to positions in these sectors. We focused on what we referred to as "perceived distressed" securities, or in other words, issues that were fundamentally sound but that nevertheless were trading at distressed levels. These positions have rebounded as more rational pricing has returned to the market, a positive for the fund.

The fund's currency positioning made a positive contribution to performance. We held an overweight in foreign currencies — particularly the euro and Japanese yen — for much of the period, which enabled the fund to benefit from the weakness in the greenback.6 The dollar has been hurt by two key factors. First, the various government programs aimed at boosting the economy have led to rapidly rising deficits and a growing concern that the United States is "printing money" at an alarming rate. Second, the dollar typically underperforms at the times when investors have a high appetite for risk, which was the case in the final eight months of the annual period. We remain underweight in the US dollar for now, but we will be watching closely for signs of strength given how much it has already declined thus far in 2009.

The emerging-markets portion of the portfolio performed well on an absolute basis. Emerging debt roared back from its autumn 2008 lows as it became clear that economic growth in the developing world was holding up very well amid the global recession. Gross domestic product (GPD, the value of goods and services produced in the economy) growth in China is heading towards double-digit levels, and many other emerging-market nations are experiencing a similar, albeit less dramatic, "V"-shaped recovery. In many markets, domestic demand has been spurred by low interest rates and aggressive government spending, as the sound fiscal management of recent years has facilitated the implementation of policies designed to spur growth. With this as the backdrop, we experienced strong absolute returns from our core positions in Brazil, Russia, Panama, Indonesia and Peru. The fund's weighting in the emerging markets stood at 8% at the end of the period, about even with a year ago but down from a peak of 20% registered midway through the year.

As part of our approach, we seek to enhance total returns by employing a global "portable alpha" strategy.7 This strategy seeks to identify the relative value to be found among global equity, bond and currency markets, and then to benefit from the disparities through investments in equity and fixed-income futures and currency forward contracts. The alpha strategy contributed positively to performance during the past year. The fund's currency and fixed-income positions helped its performance, more than offsetting the negative contribution from equities.

Negative Contributors to Performance

In a reflection of the favorable environment in the bond market, few elements of the fund's positioning stood out as being significant detractors. Still, our performance relative to the peer group would have been better if we had taken more risk. This is true for both the high-yield component of the fund, where we could have held more lower-rated securities, and in Europe, where a larger position in corporate issues would have added to returns. Still, it is not part of our strategy to chase short-term performance trends if it means holding securities with an unattractive risk-reward profile. Additionally, we believe a fairly conservative approach is warranted given the continued uncertainty in the economic outlook.

Our position in high-yield bonds, which delivered very solid absolute returns, nonetheless underperformed the broader high-yield market. Given the outstanding performance of high yield, few of the fund's holdings stood out as detractors. Instead, the primary source of underperformance was our lack of a position in various lower-rated benchmark components that strongly outpaced the broader market. We continue to find the most compelling values among issuers ranked B and BB, the highest credit tiers within high yield.

High yield was home to the largest change to the portfolio, as we increased our weighting in the asset class from about 30% to 45% during the course of the year. This shift was funded from sales in the domestic, non-high-yield segment of the fund. Believing the rally was largely played out across certain segments of the domestic bond market, we opted to increase our allocation to an area where we believe there is more room for continued price appreciation.

Our overseas investments generally performed well, but did not have as large of an impact on the fund's overall performance as our domestic positions. We retained a stable approach in this portion of the fund, periodically taking advantage of tactical opportunities but making no major changes to our broader positioning. Overall, our focus has been on the higher-yielding "peripheral" markets of Europe — such as Spain and Greece — rather than the lower-yielding continental markets. The fund's position in developed-market foreign debt stood at 15% as of October 31, 2009.

Outlook and Positioning

Coming in the wake of a challenging year in 2008, we are pleased that the fund has outperformed its benchmark by such a wide margin thus far in 2009. This outperformance is in part a result of our ability to invest across the full range of the fixed-income sector, which has enabled us to take advantage of the many mispricings created by the market disruptions of the past year. Further, its diversification allows the fund to capitalize on either market fear (through our more conservative positions) or an economic recovery (through our positions in corporates and high yield).

We believe the investment backdrop for fixed income remains favorable, as low inflation provides the US Federal Reserve Board (the Fed) with the ability to maintain its zero interest rate policy well into 2010. This should provide a positive underpinning for the higher-yielding areas of the bond market, as investors continue to seek alternatives to the paltry yields available on shorter-term debt. At the same time, however, many segments of the market have generated an exceptionally strong performance in a very short period of time. We believe the fund is positioned to hold up well in this environment, as we have balanced the need for yield with a fairly conservative approach to the spread sectors. With this as background, we believe DWS Strategic Income Fund continues to be an attractive vehicle for investors seeking a highly diversified, actively managed fixed-income portfolio.

1 The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities.

2 The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical fund asset allocations and represents the overall investment process.

Index returns unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 "Spread sectors" refers to all segments of the bond market other than government bonds. They are named as such because they are priced on the yield spread or difference in yield relative to Treasuries.

4 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Multi-Sector Income Funds category. For the 1- ,3-, 5- and 10-year periods, this category's average was 26.58% (151 funds), 4.36% (107 funds), 4.80% (96 funds) and 5.86% (73 funds), respectively, as of 10/31/09. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

7 The portable alpha strategy may use instruments including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/09	10/31/08

Corporate Bonds	61%	36%
Government & Agency Obligations	21%	46%
Loan Participations and Assignments	3%	2%
Cash Equivalents	3%	5%
Collateralized Mortgage Obligations	3%	1%
Open-End Investment Companies	2%	1%
Commercial Mortgage-Backed Securities	2%	2%
Mortgage-Backed Securities Pass-Throughs	2%	5%
Preferred Securities	1%	—
Asset Backed	1%	1%
Municipal Bonds and Notes	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/09	10/31/08

US Government and Agencies	6%	20%
AAA*	9%	19%
AA	6%	—
A	11%	15%
BBB	15%	5%
BB	16%	18%
B	20%	16%
CCC and CC	12%	4%
Below CC	1%	—
Not Rated	4%	3%
	100%	100%

* Includes cash equivalents.

Interest Rate Sensitivity	10/31/09	10/31/08

Effective maturity	6.6 years	7.4 years
Average duration	4.3 years	5.2 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 61.3%
Consumer Discretionary 7.0%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		225,000	217,688
8.75%, 6/1/2019 (b)		535,000	548,375
American Achievement Corp., 144A, 8.25%, 4/1/2012		115,000	113,850
Ameristar Casinos, Inc., 144A, 9.25%, 6/1/2014		580,000	603,200
Arcos Dorados BV, 144A, 7.5%, 10/1/2019		180,000	173,700
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		270,000	243,000
8.0%, 3/15/2014		115,000	109,825
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		295,000	290,575
Brunswick Corp., 144A, 11.25%, 11/1/2016		225,000	245,250
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		190,000	38,000
Carrols Corp., 9.0%, 1/15/2013		120,000	120,000
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017 (c)		610,000	601,338
CSC Holdings, Inc.:
6.75%, 4/15/2012		27,000	28,080
144A, 8.5%, 6/15/2015		710,000	749,937
DirecTV Holdings LLC:
144A, 4.75%, 10/1/2014		420,000	428,473
7.625%, 5/15/2016		435,000	471,975
DISH DBS Corp.:
6.375%, 10/1/2011		1,825,000	1,866,062
6.625%, 10/1/2014		335,000	326,625
7.125%, 2/1/2016		620,000	620,000
Dollarama Group Holdings LP, 7.468%***, 8/15/2012 (d)		196,000	217,560
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		270,000	9,450
Ford Motor Co., 7.45%, 7/16/2031		435,000	356,700
GameStop Corp., 8.0%, 10/1/2012		290,000	299,063
Gannett Co., Inc.:
144A, 8.75%, 11/15/2014 (b)		120,000	117,600
144A, 9.375%, 11/15/2017		240,000	234,000
Goodyear Tire & Rubber Co.:
7.857%, 8/15/2011		625,000	635,937
10.5%, 5/15/2016 (b)		120,000	129,900
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		235,000	224,425
Group 1 Automotive, Inc., 8.25%, 8/15/2013		115,000	113,563
Harrah's Operating Co., Inc., 144A, 11.25%, 6/1/2017		720,000	734,400
Hertz Corp., 8.875%, 1/1/2014		1,435,000	1,452,937
Idearc, Inc., 8.0%, 11/15/2016**		540,000	27,000
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		278,000	248,115
Kabel Deutschland GmbH, 10.625%, 7/1/2014		275,000	289,781
Lamar Media Corp., Series C, 6.625%, 8/15/2015		110,000	103,950
Levi Strauss & Co., 8.625%, 4/1/2013	EUR	450,000	655,620
Macy's Retail Holdings, Inc.:
5.35%, 3/15/2012 (b)		480,000	471,000
8.875%, 7/15/2015		45,000	47,588
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)		370,000	373,700
MGM MIRAGE:
144A, 10.375%, 5/15/2014		195,000	207,675
144A, 11.125%, 11/15/2017		245,000	269,500
Neiman Marcus Group, Inc.:
9.0%, 10/15/2015 (PIK) (b)		117,292	103,803
10.375%, 10/15/2015 (b)		415,000	365,200
News America, Inc., 144A, 5.65%, 8/15/2020		710,000	735,474
Norcraft Holdings LP, 9.75%, 9/1/2012		565,000	532,513
Penn National Gaming, Inc., 144A, 8.75%, 8/15/2019		120,000	117,300
Penske Automotive Group, Inc., 7.75%, 12/15/2016		705,000	680,325
Pinnacle Entertainment, Inc.:
7.5%, 6/15/2015		410,000	369,000
144A, 8.625%, 8/1/2017		300,000	298,500
Reader's Digest Association, Inc., 9.0%, 2/15/2017**		180,000	1,800
Sabre Holdings Corp., 8.35%, 3/15/2016		200,000	178,500
Seminole Hard Rock Entertainment, Inc., 144A, 2.799%***, 3/15/2014		275,000	221,375
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015		190,000	134,900
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014		725,000	68,875
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013		550,000	533,500
Time Warner Cable, Inc., 8.25%, 4/1/2019		1,140,000	1,371,323
Toys "R" Us, Inc., 7.375%, 10/15/2018		270,000	240,300
Travelport LLC:
4.986%***, 9/1/2014		170,000	147,050
9.875%, 9/1/2014		355,000	349,675
11.875%, 9/1/2016		135,000	132,300
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		55,000	4,538
United Components, Inc., 9.375%, 6/15/2013		40,000	37,900
Unity Media GmbH:
144A, 8.75%, 2/15/2015	EUR	870,000	1,344,353
144A, 10.375%, 2/15/2015		175,000	183,750
UPC Holding BV:
144A, 7.75%, 1/15/2014	EUR	760,000	1,118,455
144A, 8.0%, 11/1/2016	EUR	580,000	815,147
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		76,122	11,418
Viacom, Inc., 5.625%, 9/15/2019		1,310,000	1,357,358
Videotron Ltd.:
6.875%, 1/15/2014		45,000	45,000
144A, 9.125%, 4/15/2018		225,000	243,563
WMG Acquisition Corp., 144A, 9.5%, 6/15/2016		210,000	224,175
Young Broadcasting, Inc., 8.75%, 1/15/2014**		1,165,000	11,650
Yum! Brands, Inc., 5.3%, 9/15/2019		1,080,000	1,093,110
			28,087,547
Consumer Staples 1.9%
Alliance One International, Inc., 144A, 10.0%, 7/15/2016 (b)		540,000	561,600
Altria Group, Inc., 10.2%, 2/6/2039		800,000	1,066,394
Central European Distribution Corp., 3.0%, 3/15/2013		145,000	118,900
Dole Foods Co., Inc., 144A, 8.0%, 10/1/2016 (b)		175,000	177,188
General Nutrition Centers, Inc., 5.178%***, 3/15/2014 (PIK)		145,000	129,050
Great Atlantic & Pacific Tea Co., Inc., 144A, 11.375%, 8/1/2015		290,000	298,700
Ingles Markets, Inc., 8.875%, 5/15/2017		320,000	328,000
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		873,750	532,987
Reynolds American, Inc., 6.75%, 6/15/2017		800,000	823,506
Rite Aid Corp.:
7.5%, 3/1/2017		470,000	420,650
144A, 10.25%, 10/15/2019		125,000	125,625
Smithfield Foods, Inc., 144A, 10.0%, 7/15/2014		420,000	441,000
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		175,000	178,063
Tops Markets LLC, 144A, 10.125%, 10/15/2015		605,000	618,612
Tyson Foods, Inc.:
7.85%, 4/1/2016		325,000	333,125
10.5%, 3/1/2014		195,000	222,300
Viskase Companies, Inc., 11.5%, 6/15/2011		1,330,000	1,246,875
			7,622,575
Energy 6.3%
Anadarko Petroleum Corp., 8.7%, 3/15/2019		1,640,000	2,007,739
Atlas Energy Operating Co., LLC:
144A, 10.75%, 2/1/2018		515,000	545,900
12.125%, 8/1/2017		360,000	392,400
Belden & Blake Corp., 8.75%, 7/15/2012		1,150,000	1,058,000
Berry Petroleum Co., 10.25%, 6/1/2014		235,000	251,450
Bill Barrett Corp., 9.875%, 7/15/2016		190,000	201,400
Bristow Group, Inc., 7.5%, 9/15/2017		260,000	250,250
Cenovus Energy, Inc., 144A, 5.7%, 10/15/2019		1,280,000	1,329,980
Chaparral Energy, Inc., 8.5%, 12/1/2015		615,000	538,125
Chesapeake Energy Corp.:
6.25%, 1/15/2018		270,000	247,050
6.875%, 1/15/2016		605,000	583,825
7.25%, 12/15/2018		515,000	498,262
7.5%, 6/15/2014		110,000	111,100
9.5%, 2/15/2015 (b)		975,000	1,055,437
Colorado Interstate Gas Co., 6.8%, 11/15/2015		115,000	127,304
Concho Resources, Inc., 8.625%, 10/1/2017		115,000	118,450
Continental Resources, Inc., 144A, 8.25%, 10/1/2019		85,000	87,338
El Paso Corp.:
7.25%, 6/1/2018		280,000	279,589
7.75%, 6/15/2010		205,000	207,852
8.25%, 2/15/2016		170,000	175,984
9.625%, 5/15/2012		1,265,000	1,315,543
Enterprise Products Operating LLC:
5.25%, 1/31/2020		835,000	845,586
7.625%, 2/15/2012		205,000	226,689
EXCO Resources, Inc., 7.25%, 1/15/2011		355,000	353,225
Frontier Oil Corp.:
6.625%, 10/1/2011		180,000	181,125
8.5%, 9/15/2016		330,000	336,600
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012		55,000	58,101
Holly Corp., 144A, 9.875%, 6/15/2017 (b)		450,000	465,750
Husky Energy, Inc., 7.25%, 12/15/2019		940,000	1,086,640
KCS Energy, Inc., 7.125%, 4/1/2012		945,000	940,275
Linn Energy LLC, 144A, 11.75%, 5/15/2017		340,000	377,825
Mariner Energy, Inc.:
7.5%, 4/15/2013		215,000	209,625
8.0%, 5/15/2017		265,000	249,100
Newfield Exploration Co., 7.125%, 5/15/2018		660,000	662,475
Nexen, Inc., 6.2%, 7/30/2019		440,000	460,844
OPTI Canada, Inc.:
7.875%, 12/15/2014		1,215,000	947,700
8.25%, 12/15/2014		485,000	380,725
Petrohawk Energy Corp.:
7.875%, 6/1/2015		115,000	116,150
9.125%, 7/15/2013		250,000	258,750
Plains Exploration & Production Co.:
7.0%, 3/15/2017		220,000	209,000
7.625%, 6/1/2018		435,000	422,494
8.625%, 10/15/2019		450,000	451,125
Quicksilver Resources, Inc.:
7.125%, 4/1/2016		640,000	574,400
11.75%, 1/1/2016		255,000	283,050
Regency Energy Partners LP:
8.375%, 12/15/2013		293,000	300,325
144A, 9.375%, 6/1/2016		800,000	844,000
Southwestern Energy Co., 7.5%, 2/1/2018		320,000	328,800
Stone Energy Corp.:
6.75%, 12/15/2014		430,000	356,900
8.25%, 12/15/2011		685,000	657,600
Whiting Petroleum Corp.:
7.25%, 5/1/2012		450,000	450,562
7.25%, 5/1/2013		70,000	70,088
Williams Companies, Inc., 8.125%, 3/15/2012 (b)		695,000	753,928
			25,242,435
Financials 20.3%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		540,000	461,700
American Express Co., 8.125%, 5/20/2019		820,000	981,316
American International Group, Inc., 24.9%***, 6/27/2022		1,640,000	1,197,200
Anglo American Capital PLC, 144A, 9.375%, 4/8/2019		1,480,000	1,794,772
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		280,800	102,436
Bank of America Corp.:
6.5%, 8/1/2016		820,000	877,294
7.625%, 6/1/2019		820,000	946,207
Barclays Bank PLC, Series 1, 5.0%, 9/22/2016		390,000	398,569
Berry Plastics Escrow LLC, 144A, 8.25%, 11/15/2015 (c)		540,000	530,550
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		115,000	21,275
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		605,000	614,075
Capital One Bank USA NA, 8.8%, 7/15/2019		1,640,000	1,942,449
Case New Holland, Inc., 144A, 7.75%, 9/1/2013		225,000	223,313
Citigroup Funding, Inc., 5.0%***, 4/7/2013		1,470,000	1,396,500
Citigroup, Inc.:
6.5%, 8/19/2013		90,000	96,475
8.5%, 5/22/2019		833,000	973,699
Commonwealth Bank of Australia, 144A, 5.0%, 10/15/2019		705,000	708,163
Conproca SA de CV, REG S, 12.0%, 6/16/2010		422,145	442,725
Depfa ACS Bank, 144A, 9.5%***, 10/6/2023		4,000,000	3,260,000
E*TRADE Financial Corp.:
7.375%, 9/15/2013		830,000	742,850
12.5%, 11/30/2017 (PIK)		485,000	538,350
Fibria Overseas Finance Ltd., 144A, 9.25%, 10/30/2019		180,000	188,640
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		2,215,000	2,172,465
7.375%, 2/1/2011		190,000	190,752
7.5%, 8/1/2012		2,500,000	2,434,637
9.875%, 8/10/2011		1,155,000	1,181,421
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		210,000	231,000
General Electric Capital Corp., 6.0%, 8/7/2019		1,320,000	1,387,437
GMAC, Inc.:
144A, 6.875%, 9/15/2011		1,185,000	1,137,600
144A, 7.0%, 2/1/2012 (b)		915,000	873,825
144A, 7.25%, 3/2/2011		2,880,000	2,829,600
144A, 7.75%, 1/19/2010		1,360,000	1,360,000
Harrahs Operating Escrow LLC, 144A, 11.25%, 6/1/2017		890,000	907,800
Hawker Beechcraft Acquisition Co., LLC, 8.5%, 4/1/2015		115,000	89,413
Hellas Telecommunications Finance, 144A, 8.742%***, 7/15/2015 (PIK)	EUR	200,000	29,433
Hexion US Finance Corp., 9.75%, 11/15/2014		125,000	106,250
Holcim US Finance Sarl & Cie SCS, 144A, 6.0%, 12/30/2019		790,000	814,649
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		1,000,000	1,028,439
Inmarsat Finance II PLC, 10.375%, 11/15/2012		750,000	774,375
Intergas Finance BV, REG S, 6.875%, 11/4/2011		1,145,000	1,156,450
iPayment, Inc., 9.75%, 5/15/2014		165,000	120,450
Kreditanstalt fuer Wiederaufbau, 2.05%, 2/16/2026	JPY	1,000,000,000	10,951,508
Lukoil International Finance BV, 144A, 7.25%, 11/5/2019		1,000,000	992,670
Macquarie Group Ltd., 144A, 7.3%, 8/1/2014		833,000	904,165
MetLife, Inc.:
6.75%, 6/1/2016		610,000	682,128
7.717%, 2/15/2019		820,000	970,993
Morgan Stanley, Series F, 5.625%, 9/23/2019		1,670,000	1,680,486
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		340,000	425
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		475,000	411,469
11.5%, 5/1/2016		80,000	85,000
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		700,000	661,500
Pacific Life Global Funding, 144A, 0.08%***, 2/6/2016		1,739,000	1,599,463
Petrobras International Finance Co.:
5.75%, 1/20/2020		330,000	329,010
6.875%, 1/20/2040		670,000	669,330
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015		280,000	282,800
PNC Bank NA, 6.875%, 4/1/2018		820,000	875,700
Principal Financial Group, Inc., 8.875%, 5/15/2019		820,000	951,318
ProLogis, (REIT), 7.375%, 10/30/2019		1,340,000	1,344,206
Prudential Financial, Inc., Series D, 4.75%, 9/17/2015		1,000,000	1,003,561
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		39,000	40,950
Reynolds Group DL Escrow, Inc., 144A, 7.75%, 10/15/2016 (c)		450,000	447,750
Rio Tinto Finance (USA) Ltd., 9.0%, 5/1/2019		1,050,000	1,306,388
Sprint Capital Corp.:
7.625%, 1/30/2011 (b)		620,000	626,975
8.375%, 3/15/2012		285,000	288,563
Standard Pacific Escrow LLC, 144A, 10.75%, 9/15/2016		235,000	230,300
Telefonica Emisiones SAU, 5.877%, 7/15/2019		760,000	821,462
The Goldman Sachs Group, Inc., 7.5%, 2/15/2019		820,000	958,908
Toll Brothers Finance Corp., 6.75%, 11/1/2019		830,000	815,637
Toyota Motor Credit Corp., 5.25%, 2/3/2012	EUR	4,000,000	6,228,762
Toys R Us Property Co. I, LLC, 144A, 10.75%, 7/15/2017		245,000	265,825
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		660,000	825
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		309,408	160,892
Universal City Development Partners Ltd.:
144A, 8.875%, 11/15/2015 (c)		120,000	118,800
11.75%, 4/1/2010		955,000	959,775
Virgin Media Finance PLC:
8.75%, 4/15/2014		2,070,000	2,111,400
Series 1, 9.5%, 8/15/2016		1,365,000	1,443,487
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015	EUR	900,000	1,423,822
144A, 10.75%, 12/1/2015		75,000	81,000
144A, 11.75%, 7/15/2017		500,000	565,000
			80,556,807
Health Care 3.3%
CareFusion Corp., 144A, 6.375%, 8/1/2019		1,193,000	1,286,634
Community Health Systems, Inc., 8.875%, 7/15/2015		2,425,000	2,497,750
HCA, Inc.:
144A, 7.875%, 2/15/2020		2,020,000	2,080,600
144A, 8.5%, 4/15/2019		200,000	212,000
9.125%, 11/15/2014		595,000	615,825
9.25%, 11/15/2016		1,050,000	1,097,250
9.625%, 11/15/2016 (PIK)		415,000	440,419
144A, 9.875%, 2/15/2017		745,000	800,875
HEALTHSOUTH Corp., 10.75%, 6/15/2016		180,000	195,300
IASIS Healthcare LLC, 8.75%, 6/15/2014		590,000	604,750
Talecris Biotherapeutics Holdings Corp., 144A, 7.75%, 11/15/2016		60,000	60,750
The Cooper Companies, Inc., 7.125%, 2/15/2015		385,000	373,450
Valeant Pharmaceuticals International, 144A, 8.375%, 6/15/2016		185,000	189,162
Vanguard Health Holding Co. I, LLC, 11.25%, 10/1/2015		405,000	425,250
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014		885,000	920,400
Watson Pharmaceuticals, Inc., 6.125%, 8/15/2019		1,230,000	1,271,477
			13,071,892
Industrials 4.6%
Acco Brands Corp., 144A, 10.625%, 3/15/2015		90,000	96,300
Actuant Corp., 6.875%, 6/15/2017		150,000	141,375
ARAMARK Corp., 8.5%, 2/1/2015		365,000	368,650
BE Aerospace, Inc., 8.5%, 7/1/2018 (b)		435,000	452,400
Belden, Inc.:
7.0%, 3/15/2017		195,000	188,175
144A, 9.25%, 6/15/2019		235,000	251,450
Bombardier, Inc., 144A, 6.75%, 5/1/2012		300,000	306,750
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035		80,000	91,987
Cenveo Corp., 144A, 10.5%, 8/15/2016		215,000	211,237
Clean Harbors, Inc., 144A, 7.625%, 8/15/2016		185,000	189,625
Congoleum Corp., 8.625%, 8/1/2008**		480,000	144,000
Corrections Corp. of America, 7.75%, 6/1/2017		285,000	293,550
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		420,000	428,400
Embraer Overseas Ltd., 6.375%, 1/15/2020		1,500,000	1,421,250
Esco Corp., 144A, 4.174%***, 12/15/2013		285,000	260,062
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		175,000	170,625
Hutchison Whampoa International 09/19 Ltd., 144A, 5.75%, 9/11/2019		1,140,000	1,153,410
Iron Mountain, Inc., 8.375%, 8/15/2021		395,000	408,825
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		220,000	181,500
144A, 10.625%, 10/15/2016		300,000	298,500
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		530,000	500,850
7.625%, 12/1/2013		520,000	499,200
9.375%, 5/1/2012		650,000	663,000
Kansas City Southern Railway Co., 8.0%, 6/1/2015		395,000	404,875
Meccanica Holdings USA:
144A, 6.25%, 7/15/2019		820,000	882,133
144A, 6.25%, 1/15/2040		1,750,000	1,753,113
Mobile Mini, Inc., 9.75%, 8/1/2014		255,000	262,650
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		560,000	548,800
Owens Corning, Inc., 9.0%, 6/15/2019		1,198,000	1,299,695
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**		695,000	39,963
RailAmerica, Inc., 144A, 9.25%, 7/1/2017		207,000	216,315
RBS Global & Rexnord Corp.:
9.5%, 8/1/2014		315,000	311,850
11.75%, 8/1/2016		95,000	92,150
Spirit AeroSystems, Inc., 144A, 7.5%, 10/1/2017		175,000	173,688
Textron, Inc., 7.25%, 10/1/2019		833,000	848,349
Titan International, Inc., 8.0%, 1/15/2012		730,000	693,500
TransDigm, Inc.:
7.75%, 7/15/2014		115,000	115,575
144A, 7.75%, 7/15/2014 (b)		240,000	241,200
United Rentals North America, Inc.:
6.5%, 2/15/2012		455,000	449,312
7.0%, 2/15/2014		570,000	501,600
144A, 10.875%, 6/15/2016		250,000	271,250
USG Corp., 144A, 9.75%, 8/1/2014		220,000	231,000
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011		290,000	289,275
			18,347,414
Information Technology 1.7%
Advanced Micro Devices, Inc.:
5.75%, 8/15/2012		610,000	513,925
6.0%, 5/1/2015		495,000	360,112
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		310,000	243,350
Freescale Semiconductor, Inc., 8.875%, 12/15/2014 (b)		355,000	288,438
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	150,438
L-3 Communications Corp.:
5.875%, 1/15/2015		1,470,000	1,429,575
Series B, 6.375%, 10/15/2015		270,000	266,625
7.625%, 6/15/2012		925,000	936,747
MasTec, Inc., 7.625%, 2/1/2017		270,000	253,800
Seagate Technology International, 144A, 10.0%, 5/1/2014		120,000	133,200
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		1,065,000	1,098,281
144A, 10.625%, 5/15/2015		300,000	323,250
Unisys Corp., 144A, 12.75%, 10/15/2014		395,000	431,537
Vangent, Inc., 9.625%, 2/15/2015		155,000	147,638
			6,576,916
Materials 6.9%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		111,000	93,518
ARCO Chemical Co., 9.8%, 2/1/2020**		1,740,000	1,209,300
Ashland, Inc., 144A, 9.125%, 6/1/2017		275,000	297,000
Ball Corp.:
7.125%, 9/1/2016		135,000	138,038
7.375%, 9/1/2019		135,000	138,038
Cascades, Inc., 7.25%, 2/15/2013		120,000	117,300
Clondalkin Acquisition BV, 144A, 2.299%***, 12/15/2013		215,000	188,125
Cognis Deutschland GmbH & Co. KG, 144A, 2.773%***, 9/15/2013	EUR	180,000	234,434
Compass Minerals International, Inc., 144A, 8.0%, 6/1/2019		235,000	242,050
CPG International I, Inc., 10.5%, 7/1/2013		520,000	442,000
Crown Americas LLC, 144A, 7.625%, 5/15/2017		230,000	235,750
Domtar Corp., 10.75%, 6/1/2017 (b)		230,000	263,925
Dow Chemical Co., 9.4%, 5/15/2039		1,640,000	2,017,362
Exopack Holding Corp., 11.25%, 2/1/2014		580,000	588,700
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015		580,000	622,050
8.375%, 4/1/2017		1,140,000	1,225,500
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)		468,054	351,040
10.0%, 3/31/2015		460,160	345,120
Georgia-Pacific LLC:
144A, 7.0%, 1/15/2015		330,000	333,300
144A, 7.125%, 1/15/2017		180,000	181,800
144A, 8.25%, 5/1/2016		300,000	318,000
9.5%, 12/1/2011		1,380,000	1,490,400
Graphic Packaging International, Inc., 144A, 9.5%, 6/15/2017 (b)		630,000	661,500
Greif, Inc., 144A, 7.75%, 8/1/2019		995,000	1,019,875
Hexcel Corp., 6.75%, 2/1/2015		1,030,000	999,100
Huntsman International LLC, 144A, 6.875%, 11/15/2013	EUR	535,000	708,600
Innophos, Inc., 8.875%, 8/15/2014		100,000	101,000
Jefferson Smurfit Corp., 8.25%, 10/1/2012**		875,000	673,750
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014		745,000	745,000
Kronos International, Inc., 6.5%, 4/15/2013	EUR	150,000	164,457
Lumena Resources Corp., 144A, 12.0%, 10/27/2014 (b)		925,000	870,656
MeadWestvaco Corp., 7.375%, 9/1/2019		1,650,000	1,779,883
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		110,000	80,300
NewMarket Corp., 7.125%, 12/15/2016		455,000	439,075
Newmont Mining Corp., 5.125%, 10/1/2019		490,000	489,423
NewPage Corp., 144A, 11.375%, 12/31/2014		465,000	463,837
Novelis, Inc.:
7.25%, 2/15/2015		485,000	435,287
144A, 11.5%, 2/15/2015 (b)		295,000	306,800
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		418,000	422,180
Plastipak Holdings, Inc., 144A, 10.625%, 8/15/2019		85,000	93,075
Pliant Corp., 11.85%, 6/15/2009**		5	4
Radnor Holdings Corp., 11.0%, 3/15/2010**		100,000	125
Silgan Holdings, Inc., 144A, 7.25%, 8/15/2016		440,000	446,600
Solo Cup Co., 144A, 10.5%, 11/1/2013		265,000	280,900
Teck Resources Ltd.:
9.75%, 5/15/2014		200,000	224,500
10.25%, 5/15/2016 (b)		195,000	224,738
10.75%, 5/15/2019		780,000	908,700
Terra Capital, Inc., 144A, 7.75%, 11/1/2019		450,000	452,250
The Mosaic Co., 144A, 7.375%, 12/1/2014		625,000	665,325
Vale Overseas Ltd., 5.625%, 9/15/2019		790,000	788,499
Weyerhaeuser Co., 7.375%, 10/1/2019		1,710,000	1,762,702
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		331,861	283,741
			27,564,632
Telecommunication Services 5.5%
America Movil SAB de CV, 144A, 5.0%, 10/16/2019		1,710,000	1,671,708
BCM Ireland Preferred Equity Ltd., 144A, 7.873%***, 2/15/2017 (PIK)	EUR	247,628	159,874
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017		700,000	735,000
Centennial Communications Corp.:
10.0%, 1/1/2013		155,000	163,331
10.125%, 6/15/2013		325,000	335,563
Cincinnati Bell, Inc.:
7.25%, 7/15/2013		1,125,000	1,148,906
8.25%, 10/15/2017		255,000	251,813
8.375%, 1/15/2014		450,000	447,750
Cricket Communications, Inc.:
9.375%, 11/1/2014		1,730,000	1,678,100
10.0%, 7/15/2015 (b)		430,000	422,475
Crown Castle International Corp., 9.0%, 1/15/2015		565,000	596,075
Frontier Communications Corp.:
6.25%, 1/15/2013		164,000	161,950
8.125%, 10/1/2018		250,000	250,938
GCI, Inc., 144A, 8.625%, 11/15/2019		90,000	90,000
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		112,247	63,560
Hellas Telecommunications Luxembourg V, 144A, 4.242%***, 10/15/2012	EUR	400,000	482,701
Hughes Network Systems LLC, 9.5%, 4/15/2014		910,000	916,825
Intelsat Corp.:
9.25%, 8/15/2014		160,000	162,800
9.25%, 6/15/2016		1,915,000	1,947,938
Intelsat Jackson Holdings Ltd.:
144A, 8.5%, 11/1/2019		305,000	306,144
11.25%, 6/15/2016 (b)		15,000	15,975
Intelsat Subsidiary Holding Co., Ltd.:
8.875%, 1/15/2015		975,000	983,531
Series B, 144A, 8.875%, 1/15/2015		395,000	396,481
iPCS, Inc., 2.608%***, 5/1/2013		110,000	96,250
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		2,290,000	2,307,175
Millicom International Cellular SA, 10.0%, 12/1/2013		1,010,000	1,044,087
Qwest Communications International, Inc., 144A, 8.0%, 10/1/2015		295,000	292,788
Qwest Corp.:
7.5%, 10/1/2014		1,608,000	1,624,080
7.875%, 9/1/2011		585,000	604,013
8.875%, 3/15/2012		130,000	136,825
SBA Telecommunications, Inc.:
144A, 8.0%, 8/15/2016		190,000	196,650
144A, 8.25%, 8/15/2019 (b)		115,000	120,175
Sprint Nextel Corp., 8.375%, 8/15/2017		990,000	955,350
Stratos Global Corp., 9.875%, 2/15/2013		150,000	157,500
Telesat Canada, 11.0%, 11/1/2015		820,000	889,700
Windstream Corp.:
7.0%, 3/15/2019		255,000	241,931
8.625%, 8/1/2016		40,000	41,100
			22,097,062
Utilities 3.8%
AES Corp.:
8.0%, 6/1/2020		930,000	930,000
144A, 8.75%, 5/15/2013		2,222,000	2,271,995
CMS Energy Corp., 8.5%, 4/15/2011		880,000	920,680
Energy Future Holdings Corp.:
10.875%, 11/1/2017		980,000	681,100
11.25%, 11/1/2017 (PIK)		498,200	338,001
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		205,000	206,538
Kinder Morgan, Inc., 6.5%, 9/1/2012 (b)		1,005,000	1,032,637
Mirant Americas Generation LLC, 8.3%, 5/1/2011		980,000	997,150
Mirant North America LLC, 7.375%, 12/31/2013		150,000	147,750
NRG Energy, Inc.:
7.25%, 2/1/2014		495,000	491,288
7.375%, 2/1/2016		2,120,000	2,106,750
7.375%, 1/15/2017		1,795,000	1,777,050
NV Energy, Inc.:
6.75%, 8/15/2017		415,000	407,775
8.625%, 3/15/2014		100,000	102,342
Sempra Energy, 6.5%, 6/1/2016		820,000	900,578
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		940,000	667,400
The Toledo Edison Co., 7.25%, 5/1/2020		1,040,000	1,209,630
			15,188,664
Total Corporate Bonds (Cost $240,463,677)			244,355,944

Mortgage-Backed Securities Pass-Throughs 2.0%
Government National Mortgage Association, 4.5%, 12/1/2038 (c) (Cost $8,066,719)		8,000,000	8,113,750

Asset-Backed 0.6%
Miscellaneous
Babson CLO Ltd., "A", Series 2005-3A, 144A, 0.714%***, 11/10/2019		1,740,824	1,527,573
Duane Street CLO, "A", Series 2005-1A, 144A, 0.714%***, 11/8/2017		981,677	822,155
Total Asset-Backed (Cost $2,347,273)			2,349,728

Commercial Mortgage-Backed Securities 2.3%
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040		3,719,000	3,737,813
Greenwich Capital Commercial Funding Corp., "A2", Series 2007-GG9, 5.381%, 3/10/2039		1,000,000	1,015,220
JPMorgan Chase Commercial Mortgage Securities Corp., "F", Series 2004-LN2, 144A, 5.457%***, 7/15/2041		2,000,000	800,344
Wachovia Bank Commercial Mortgage Trust, "A2", Series 2007-C32, 5.735%***, 6/15/2049		3,600,000	3,600,522
Total Commercial Mortgage-Backed Securities (Cost $9,708,595)			9,153,899

Collateralized Mortgage Obligations 2.9%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 5.443%***, 2/25/2034		1,163,547	1,054,108
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 4.768%***, 12/25/2035		3,317,216	3,030,834
Citicorp Mortgage Securities, Inc., "1A7", Series 2006-4, 6.0%, 8/25/2036		1,389,878	1,327,217
Merrill Lynch Mortgage Investors Trust:
"2A", Series 2003-A6, 3.596%***, 10/25/2033		1,724,140	1,619,106
"2A1A", Series 2005-A9, 5.151%***, 12/25/2035		1,427,195	1,411,669
Provident Funding Mortgage Loan Trust, "2A1", Series 2005-1, 4.332%***, 5/25/2035		691,025	674,714
Residential Funding Mortgage Securities I, "3A1", Series 2005-SA2, 5.132%***, 6/25/2035		1,144,967	1,088,809
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 4.824%***, 10/25/2035		1,380,178	1,291,448
Total Collateralized Mortgage Obligations (Cost $10,759,654)			11,497,905

Government & Agency Obligations 22.0%
Other Government Related 1.8%
Citibank NA, FDIC Guaranteed, 0.498%***, 5/7/2012		3,250,000	3,276,140
JPMorgan Chase & Co.:
FDIC Guaranteed, 0.529%***, 6/15/2012		1,342,000	1,351,834
Series 3, FDIC Guaranteed, 0.533%***, 12/26/2012		1,158,000	1,167,791
Pemex Project Funding Master Trust, 5.75%, 3/1/2018		1,570,000	1,554,300
			7,350,065
Sovereign Bonds 16.2%
Federal Republic of Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010		32,000	4,160
Federative Republic of Brazil:
7.875%, 3/7/2015		1,045,000	1,215,857
8.875%, 10/14/2019		950,000	1,208,875
12.5%, 1/5/2016	BRL	1,155,000	714,481
Government of Canada, 4.5%, 6/1/2015	CAD	2,700,000	2,717,617
Government of Ukraine, REG S, 7.65%, 6/11/2013		460,000	409,400
Kingdom of Spain, 3.15%, 1/31/2016	EUR	4,600,000	6,806,353
Province of Quebec, Series PO, 1.6%, 5/9/2013	JPY	1,349,000,000	14,727,906
Republic of Argentina, 5.83%, 12/31/2033	ARS	442	101
Republic of Bulgaria, 144A, 8.25%, 1/15/2015		825,000	963,188
Republic of Colombia, 8.25%, 12/22/2014		85,000	100,300
Republic of Croatia, 144A, 6.75%, 11/5/2019 (c)		805,000	812,446
Republic of El Salvador, 144A, 7.65%, 6/15/2035 (b)		745,000	745,000
Republic of Ghana, 144A, 8.5%, 10/4/2017		125,000	123,750
Republic of Greece:
3.6%, 7/20/2016	EUR	2,750,000	3,987,548
4.5%, 9/20/2037	EUR	4,750,000	6,079,430
Republic of Indonesia, 144A, 6.875%, 3/9/2017		2,035,000	2,162,187
Republic of Lithuania, 144A, 6.75%, 1/15/2015		760,000	764,550
Republic of Panama, 9.375%, 1/16/2023		2,075,000	2,718,250
Republic of Peru:
7.125%, 3/30/2019 (b)		140,000	158,900
7.35%, 7/21/2025		1,795,000	2,059,762
Republic of Poland, 6.375%, 7/15/2019		1,740,000	1,916,018
Republic of South Africa, 6.875%, 5/27/2019		1,215,000	1,356,244
Republic of Turkey:
7.0%, 9/26/2016		875,000	966,875
7.25%, 3/15/2015		360,000	401,400
Republic of Uruguay:
7.625%, 3/21/2036 (b)		605,000	651,888
9.25%, 5/17/2017		735,000	909,563
Republic of Venezuela, 9.25%, 9/15/2027		770,000	612,150
Russian Federation, REG S, 7.5%, 3/31/2030		2,344,952	2,608,994
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016		385,000	406,175
United Kingdom Treasury Bond, 4.75%, 9/7/2015	GBP	3,375,000	6,086,158
			64,395,526
US Government Sponsored Agencies 1.3%
Federal Home Loan Bank:
1.75%, 8/22/2012 (e)		2,500,000	2,516,587
7.2%***, 3/18/2024		850,000	793,688
Federal National Mortgage Association, 1.75%, 3/23/2011 (f)		1,640,000	1,663,647
Tennessee Valley Authority, 5.25%, 9/15/2039		208,000	212,938
			5,186,860
US Treasury Obligations 2.7%
US Treasury Bill , 0.19%****, 3/18/2010 (g)		5,556,000	5,553,794
US Treasury Notes:
2.375%, 9/30/2014		2,000,000	2,007,960
3.625%, 8/15/2019		3,018,000	3,076,003
			10,637,757
Total Government & Agency Obligations (Cost $84,208,778)			87,570,208

Loan Participations and Assignments 3.4%
Senior Loans 3.0%
Buffets, Inc.:
Letter of Credit Term Loan B, 7.533%***, 5/1/2013		41,184	32,897
Incremental Term Loan, 18.0%***, 4/30/2012		89,404	91,081
Second Lien Term Loan, 2.871%, plus 16.25% (PIK), 19.121%***, 5/1/2013		206,159	164,670
Charter Communications Operating LLC:
Term Loan, 6.25%***, 3/6/2014		1,677,450	1,530,539
Term Loan, 9.25%***, 3/6/2014		929,771	941,890
Essar Steel Algoma, Inc., Term Loan B, 8.0%***, 6/20/2013		165,372	155,588
Ford Motor Co., Term Loan, 3.29%***, 12/16/2013		430,562	384,250
Freescale Semiconductor, Inc., Incremental Term Loan, 12.5%, 12/15/2014		638,396	655,154
Golden Nugget, Inc., Second Lien Term Loan, 3.5%***, 12/31/2014		230,000	94,300
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.243%***, 3/26/2014		1,119,936	895,327
Letter of Credit, 2.283%***, 3/26/2014		328,738	262,807
HBI Branded Apparel Ltd., Inc., Second Lien Term Loan, 3.994%***, 3/5/2014		10,000	9,713
Hexion Specialty Chemicals, Inc.:
Term Loan C1, 2.563%***, 5/6/2013		1,160,714	930,231
Term Loan C2, 2.563%***, 5/6/2013		284,033	227,632
IASIS Healthcare LLC, Term Loan, 5.531%***, 6/13/2014 (PIK)		534,020	480,618
Kabel Deutschland GmbH, Term Loan, 8.453%***, 11/18/2014 (PIK)	EUR	1,405,000	1,942,059
Nuveen Investments, Inc., Term Loan, 3.282%***, 11/13/2014		241,337	209,446
Sabre, Inc., Term Loan B, 2.493%***, 9/30/2014		179,784	156,368
Sbarro, Inc., Term Loan, 4.754%***, 1/31/2014		198,000	170,115
Scorpion Holding Ltd., Second Lien Term Loan, 7.783%***, 11/29/2010		690,000	627,900
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, 3.744%***, 10/10/2014		97,060	75,343
Term Loan B3, 3.744%***, 10/10/2014		1,793,400	1,381,528
Tribune Co., Term Loan B, 5.25%***, 6/4/2014**		365,375	172,249
VML US Finance LLC:
Delayed Draw Term Loan B, 5.79%***, 5/25/2012		116,868	108,450
Term Loan B, 5.79%***, 5/27/2013		202,330	187,756
			11,887,911
Sovereign Loans 0.4%
Export-Import Bank of Ukraine, 6.8%, 10/4/2012		690,000	572,700
Gazprom:
144A, 8.125%, 7/31/2014		820,000	866,166
8.125%, 2/4/2015	EUR	200,000	325,411
			1,764,277
Total Loan Participations and Assignments (Cost $14,131,336)			13,652,188

Municipal Bonds and Notes 0.4%
California, State Build America Bonds, 7.3%, 10/1/2039		857,000	869,195
Kentucky, State Property & Buildings Commission Revenues, Build America Bonds, 6.155%, 11/1/2029 (c)		694,000	709,692
Total Municipal Bonds and Notes (Cost $1,558,053)			1,578,887

Preferred Securities 0.9%
Financials 0.8%
Capital One Capital V, 10.25%, 8/15/2039		1,670,000	1,905,854
JPMorgan Chase Capital XXVII, Series AA, 7.0%, 11/1/2039		1,000,000	1,006,700
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)		120,000	117,600
			3,030,154
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		530,000	344,500
Total Preferred Securities (Cost $2,116,777)			3,374,654
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	8,766	50,404
Vertis Holdings, Inc.*	3,350	0
		50,404
Industrials 0.0%
World Color Press, Inc.*	1,186	11,208
Materials 0.0%
GEO Specialty Chemicals, Inc.*	10,608	9,017
GEO Specialty Chemicals, Inc. 144A*	966	821
		9,838
Total Common Stocks (Cost $311,040)		71,450

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc. 144A, 12.0%* (Cost $13,911)	1	0

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	52,000	8,324
Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	1,344	7,157
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	315	0
Total Warrants (Cost $70,220)		15,481

Open-End Investment Company 2.5%
DWS Floating Rate Plus Fund "Institutional" (h) (Cost $9,239,065)	1,114,287	9,861,440
		Contract Amount	Value ($)

Call Options Purchased 0.1%
Call Options
Option on an interest rate swap for the obligation to receive a fixed rate of 1.72% versus the one-year EUR LIBOR expiring on March 14, 2012, Expiration Date 3/10/2011 (Cost $243,176)	EUR	163,300,000	257,153
	Shares	Value ($)

Securities Lending Collateral 2.8%
Daily Assets Fund Institutional, 0.27% (i) (j) (Cost $11,160,963)	11,160,963	11,160,963

Cash Equivalents 3.0%
Central Cash Management Fund, 0.19% (i) (Cost $12,110,234)	12,110,234	12,110,234
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $406,509,471)+	104.1	415,123,884
Other Assets and Liabilities, Net (b)	(4.1)	(16,284,724)
Net Assets	100.0	398,839,160

* Non-income producing security.

** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
ARCO Chemical Co.	9.8%	2/1/2020	1,740,000	USD	1,951,838	1,209,300
Buffalo Thunder Development Authority	9.375%	12/15/2014	115,000	USD	115,147	21,275
CanWest MediaWorks LP	9.25%	8/1/2015	190,000	USD	190,000	38,000
Congoleum Corp.	8.625%	8/1/2008	480,000	USD	451,750	144,000
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	270,000	USD	272,475	9,450
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	112,247	USD	106,814	63,560
Idearc, Inc.	8.0%	11/15/2016	540,000	USD	548,994	27,000
Jefferson Smurfit Corp.	8.25%	10/1/2012	875,000	USD	678,763	673,750
New ASAT (Finance) Ltd.	9.25%	2/1/2011	340,000	USD	293,669	425
Pliant Corp.	11.85%	6/15/2009	5	USD	6	4
R.H. Donnelley Corp.	8.875%	10/15/2017	695,000	USD	695,106	39,963
Radnor Holdings Corp.	11.0%	3/15/2010	100,000	USD	88,363	125
Reader's Digest Association, Inc.	9.0%	2/15/2017	180,000	USD	175,981	1,800
Tribune Co.	5.25%	6/4/2014	365,375	USD	365,147	172,249
Tropicana Entertainment LLC	9.625%	12/15/2014	660,000	USD	520,538	825
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	55,000	USD	56,100	4,538
Young Broadcasting, Inc.	8.75%	1/15/2014	1,165,000	USD	1,079,224	11,650
					7,589,915	2,417,914

*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2009.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $407,687,922. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $7,435,962. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,952,262 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,516,300.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan amounting to $10,639,454. In addition, included in other assets and liabilities, net are pending sales, amounting to $48,840, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2009 amounted to $10,688,294, which is 2.7% of net assets.

(c) When-issued or delayed delivery securities included.

(d) Security has deferred its 6/15/2008, 12/15/2008 and 6/15/2009 interest payments until 12/31/2009.

(e) At October 31, 2009, this security has been pledged, in whole or in part, as collateral for open forward foreign currency exchange contracts.

(f) At October 31, 2009, this security has been pledged, in whole or in part, as collateral for open swaps contracts.

(g) At October 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

FDIC: Federal Deposit Insurance Corp.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At October 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	12/21/2009	235	27,740,500	27,873,203	132,703
AEX Index	11/20/2009	8	749,163	709,924	(39,239)
CAC 40 Index	11/20/2009	11	616,477	581,074	(35,403)
DAX Index	12/18/2009	12	2,493,830	2,385,620	(108,210)
DJ Euro Stoxx 50 Index	12/18/2009	175	7,190,085	7,020,510	(169,575)
Federal Republic of Germany Euro-Bund	12/8/2009	186	33,267,610	33,367,328	99,718
Federal Republic of Germany Euro-Schatz	12/8/2009	316	50,188,478	50,317,509	129,031
FTSE 100 Index	12/18/2009	40	3,299,649	3,283,155	(16,494)
TOPIX Index	12/11/2009	24	2,505,716	2,383,603	(122,113)
Total net unrealized depreciation					(129,582)

At October 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	12/15/2009	122	11,467,550	11,331,689	135,861
10 Year Canadian Government Bond	12/18/2009	28	3,107,392	3,119,449	(12,057)
10 Year Japanese Government Bond	12/10/2009	25	38,519,108	38,324,168	194,940
2 Year US Treasury Note	12/31/2009	86	18,594,874	18,714,406	(119,532)
ASX SPI 200 Index	12/17/2009	11	1,141,540	1,144,630	(3,090)
FTSE MIB Index	12/18/2009	11	1,834,637	1,781,102	53,535
Hang Seng Index	11/27/2009	6	851,119	837,269	13,850
IBEX 35 Index	11/20/2009	16	2,715,857	2,670,751	45,106
NASDAQ E-Mini 100 Index	12/18/2009	130	4,380,919	4,330,300	50,619
Russell E-Mini 2000 Index	12/18/2009	25	1,488,316	1,404,500	83,816
S&P 500 E-Mini Index	12/18/2009	37	1,930,388	1,911,050	19,338
S&P TSE 60 Index	12/17/2009	1	124,751	119,348	5,403
United Kingdom Long Gilt Bond	12/29/2009	93	18,228,145	18,093,492	134,654
Total net unrealized appreciation					602,443

At October 31, 2009, open credit default swap contracts purchased were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
6/22/2009 12/20/2014	2,500,000[1]	1.6%	Motorola, Inc., 6.5%, 9/1/2025, BB+	45,849	70,808	(24,959)
6/22/2009 9/20/2014	2,500,000[2]	0.98%	WestVaco Corp., 7.95%, 2/15/2031, BBB	(9,384)	(2,338)	(7,046)
9/21/2009 12/20/2014	2,560,000[3]	1.0%	Weyerhaeuser Co., 7.375%, 10/1/2019, BBB-	101,902	106,399	(4,497)
Total unrealized depreciation						(36,502)

At October 31, 2009, open credit default swap contracts sold were as follows:

Effective/ Expiration Dates	Notional Amount ($) (I)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
6/22/2009 12/20/2014	2,500,000[1]	1.0%	Xerox Corp., 6.875%, 8/15/2011, BBB	(93,034)	(70,808)	(19,379)

(k) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At October 31, 2009, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
10/1/2010 10/1/2020	3,250,000[4]	Fixed — 3.9%	Floating — LIBOR	25,503
10/27/2010 10/27/2020	6,500,000[4]	Fixed — 4.12%	Floating — LIBOR	(53,645)
4/20/2009 4/20/2024	2,500,000[4]	Floating — LIBOR-SIFMA	Fixed — 7.5%	(143,688)
5/15/2009 5/15/2024	2,500,000[4]	Floating — LIBOR-SIFMA	Fixed — 7.5%	(78,908)
11/15/2009 11/15/2024	3,000,000[5]	Floating — LIBOR-SIFMA	Fixed — 8.7%	(800)
Total net unrealized appreciation				(251,538)

At October 31, 2009, open total return swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
6/1/2009 6/1/2012	15,300,000[1]	0.425%	Global Interest Rate Strategy Index	(135,166)	14,200	(149,366)
Counterparties: [1] Citigroup, Inc. [2] JPMorgan Chase Securities, Inc. [3] UBS AG [4] Morgan Stanley [5] Barclays Bank LLC

As of October 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	2,300,000,000	USD	25,680,620	11/16/2009	270,428	Morgan Stanley
CAD	6,250,000	USD	6,059,167	11/16/2009	257,062	Morgan Stanley
USD	12,721,909	CHF	13,132,000	11/18/2009	100,369	UBS AG
USD	14,444,011	AUD	16,299,000	11/18/2009	263,123	Morgan Stanley
USD	233,543	GBP	147,000	11/18/2009	8,742	Royal Bank of Scotland PLC
JPY	365,941,000	USD	4,098,756	11/18/2009	55,834	Bank of New York Mellon Corp.
SEK	12,918,000	USD	1,836,164	11/18/2009	4,469	Royal Bank of Scotland PLC
CAD	1,434,000	USD	1,351,593	11/18/2009	20,358	Royal Bank of Scotland PLC
EUR	6,136,900	USD	9,032,387	11/25/2009	1,525	Citibank N.A.
GBP	4,150,000	USD	6,861,589	12/16/2009	22,651	Morgan Stanley
Total unrealized appreciation					1,004,561
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	2,660,076	NZD	3,640,000	11/18/2009	(31,470)	Bank of New York Mellon Corp.
EUR	6,910,000	USD	10,139,492	11/18/2009	(55,492)	HSBC Bank USA
NOK	1,824,000	USD	319,037	11/18/2009	(902)	Bank of New York Mellon Corp.
EUR	11,000,000	USD	16,114,610	12/16/2009	(113,244)	Morgan Stanley
Total unrealized depreciation					(201,108)
Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

JPY Japanese Yen

NOK Norwegian Krone

NZD New Zealand Dollar

SEK Swedish Krona

USD United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (m)
Corporate Bonds	$ —	$ 238,756,848	$ 5,599,096	$ 244,355,944
Mortgage-Backed Securities Pass-Throughs	—	8,113,750	—	8,113,750
Asset-Backed	—	—	2,349,728	2,349,728
Commercial Mortgage-Backed Securities	—	9,153,899	—	9,153,899
Collateralized Mortgage Obligations	—	11,497,905	—	11,497,905
Government & Agency Obligations	—	81,218,566	797,848	82,016,414
Loan Participations and Assignments	—	12,641,342	1,010,846	13,652,188
Municipal Bonds and Notes	—	1,578,887	—	1,578,887
Preferred Securities	—	3,374,654	—	3,374,654
Common Stocks (m)	11,208	50,404	9,838	71,450
Convertible Preferred Stocks	—	—	0	0
Warrants (m)	—	7,157	8,324	15,481
Open-End Investment Company	9,861,440	—	—	9,861,440
Short-Term Investments (m)	23,271,197	5,553,794	—	28,824,991
Derivatives (n)	472,861	1,287,217	—	1,760,078
Total	$ 33,616,706	$ 373,234,423	$ 9,775,680	$ 416,626,809
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (n)	$ —	$ (683,396)	$ —	$ (683,396)
Total	$ —	$ (683,396)	$ —	$ (683,396)

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts and value of options purchased.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Asset- Backed	Government & Agency Obligations	Loan Participations and Assignments
Balance as of October 31, 2008	$ 3,494,417	$ —	$ 2,400,000	$ 135,322
Total realized gain (loss)	(17,100)	1,513	—	1,572
Change in unrealized appreciation (depreciation)	220,762	2,454	214,812	(6,194)
Amortization premium/discount	19,295	—	7,745	6,852
Net purchases (sales)	3,375,700	2,345,761	(1,551,873)	936,882
Net transfers in (out) of Level 3	(1,493,978)	—	(272,836)	(63,588)
Balance as of October 31, 2009	$ 5,599,096	$ 2,349,728	$ 797,848	$ 1,010,846
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2009	$ (511,493)	$ 2,454	$ (62,265)	$ (25,697)
	Other Investments	Common Stocks	Convertible Preferred Stocks	Warrants	Total
Balance as of October 31, 2008	$ 207,900	$ 9,838	$ 650	$ 5,850	$ 6,253,977
Total realized gain (loss)	—	—	—	—	(14,015)
Change in unrealized appreciation (depreciation)	63,727	—	(650)	(67,746)	427,165
Amortization premium/discount	397	—	—	—	34,289
Net purchases (sales)	(272,024)	—	—	70,220	4,904,666
Net transfers in (out) of Level 3	—	—	—	—	(1,830,402)
Balance as of October 31, 2009	$ —	$ 9,838	$ 0	$ 8,324	$ 9,775,680
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2009	$ —	$ —	$ (650)	$ (67,746)	$ (665,397)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $373,999,209) — including $10,639,454 of securities loaned	$ 381,991,247
Investment in DWS Floating Rate Plus Fund (cost $9,239,065)	9,861,440
Investment in Daily Assets Fund Institutional (cost $11,160,963)*	11,160,963
Investment in Central Cash Management Fund (cost $12,110,234)	12,110,234
Total investments, at value (cost $406,509,471)	415,123,884
Cash	3,646
Foreign currency, at value (cost $76,473)	75,981
Receivable for investments sold	5,461,904
Deposits with brokers for open futures contracts	3,935
Receivable for Fund shares sold	978,472
Interest receivable	6,195,219
Unrealized appreciation on swap contracts	25,503
Unrealized appreciation on forward foreign currency exchange contracts	1,004,561
Foreign taxes recoverable	233,313
Other assets	44,433
Total assets	429,150,851
Liabilities
Payable upon return of securities loaned	11,160,963
Payable for investments purchased	6,121,152
Payable for when-issued and delayed delivery securities purchased	11,266,061
Payable for Fund shares redeemed	446,430
Payable for daily variation margin on open futures contracts	24,938
Unrealized depreciation on swap contracts	482,288
Unrealized depreciation on forward foreign currency exchange contracts	201,108
Accrued management fee	157,888
Other accrued expenses and payables	450,863
Total liabilities	30,311,691
Net assets, at value	$ 398,839,160

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Assets Consist of
Undistributed net investment income	$ 134,063
Net unrealized appreciation (depreciation) on: Investments	8,614,413
Swap contracts	(456,785)
Futures	472,861
Foreign currency	880,248
Accumulated net realized gain (loss)	(59,997,838)
Paid-in capital	449,192,198
Net assets, at value	$ 398,839,160
Net Asset Value
Class A Net Asset Value and redemption price per share ($340,040,968 ÷ 74,373,627 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 4.57
Maximum offering price per share (100 ÷ 97.25 of $4.57)	$ 4.70

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,979,720 ÷ 1,961,450 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 4.58

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($36,546,932 ÷ 7,939,792 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 4.60
Class S Net Asset Value, offering and redemption price per share ($13,271,540 ÷ 2,898,699 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 4.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Dividends — DWS Floating Rate Plus Fund	$ 440,157
Interest (net of foreign taxes withheld of $2,441)	21,863,918
Income distributions — affiliated cash management vehicles	134,630
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	44,927
Total Income	22,483,632
Expenses: Management fee	1,635,916
Administration fee	346,870
Services to shareholders	575,488
Custodian fee	59,583
Distribution and service fees	1,069,898
Professional fees	135,070
Trustees' fees and expenses	6,462
Reports to shareholders	61,615
Registration fees	54,836
Other	91,787
Total expenses before expense reductions	4,037,525
Expense reductions	(65,108)
Total expenses after expense reductions	3,972,417
Net investment income	18,511,215
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,227,606)
Swap contracts	784,645
Futures	829,033
Written options	(118,200)
Foreign currency	(3,712,645)
Payments by affiliates (see Note I)	753
(4,444,020)
Change in net unrealized appreciation (depreciation) on: Investments	67,841,600
Swap contracts	(570,333)
Futures	478,232
Written options	63,670
Foreign currency	1,824,189
69,637,358
Net gain (loss)	65,193,338
Net increase (decrease) in net assets resulting from operations	$ 83,704,553

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income	$ 18,511,215	$ 18,119,483
Net realized gain (loss)	(4,444,020)	(6,335,177)
Change in net unrealized appreciation (depreciation)	69,637,358	(67,179,642)
Net increase (decrease) in net assets resulting from operations	83,704,553	(55,395,336)
Distributions to shareholders from: Net investment income: Class A	(16,380,126)	(14,992,319)
Class B	(434,831)	(542,822)
Class C	(1,363,094)	(1,085,863)
Class S	(420,182)	(175,428)
Return of capital: Class A	—	(5,003,702)
Class B	—	(181,168)
Class C	—	(362,408)
Class S	—	(58,549)
Total distributions	(18,598,233)	(22,402,259)
Fund share transactions: Proceeds from shares sold	86,014,213	80,661,967
Reinvestment of distributions	14,537,789	16,883,423
Cost of shares redeemed	(84,660,615)	(94,934,454)
Redemption fees	4,207	4,552
Net increase (decrease) in net assets from Fund share transactions	15,895,594	2,615,488
Increase (decrease) in net assets	81,001,914	(75,182,107)
Net assets at beginning of period	317,837,246	393,019,353
Net assets at end of period (including undistributed net investment income of $134,063 and $2,808,896, respectively)	$ 398,839,160	$ 317,837,246

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 3.80	$ 4.70	$ 4.68	$ 4.69	$ 4.76
Income (loss) from investment operations: Net investment income[a]	.22	.22	.25	.24	.26
Net realized and unrealized gain (loss)	.78	(.85)	.07	.13	(.05)
Total from investment operations	1.00	(.63)	.32	.37	.21
Less distributions from: Net investment income	(.23)	(.20)	(.28)	(.38)	(.28)
Net realized gains	—	—	(.02)	—	—
Return of capital	—	(.07)	—	—	—
Total distributions	(.23)	(.27)	(.30)	(.38)	(.28)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.57	$ 3.80	$ 4.70	$ 4.68	$ 4.69
Total Return (%)[b]	27.28[c]	(14.22)[c]	7.01[c]	8.37[c]	4.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	340	280	345	314	320
Ratio of expenses before expense reductions (%)	1.08	1.12	1.08	1.14	1.16
Ratio of expenses after expense reductions (%)	1.07	1.11	1.07	1.13	1.16
Ratio of net investment income (%)	5.42	4.76	5.30	5.24	5.53
Portfolio turnover rate (%)	252	185	137	175	130

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 3.80	$ 4.71	$ 4.68	$ 4.69	$ 4.76
Income (loss) from investment operations: Net investment income[a]	.19	.18	.21	.20	.22
Net realized and unrealized gain (loss)	.78	(.86)	.08	.13	(.05)
Total from investment operations	.97	(.68)	.29	.33	.17
Less distributions from: Net investment income	(.19)	(.16)	(.24)	(.34)	(.24)
Net realized gains	—	—	(.02)	—	—
Return of capital	—	(.07)	—	—	—
Total distributions	(.19)	(.23)	(.26)	(.34)	(.24)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.58	$ 3.80	$ 4.71	$ 4.68	$ 4.69
Total Return (%)[b,c]	26.29	(15.09)	6.37	7.45	3.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	17	22	29
Ratio of expenses before expense reductions (%)	1.94	1.96	1.86	2.16	2.22
Ratio of expenses after expense reductions (%)	1.83	1.88	1.85	1.94	2.04
Ratio of net investment income (%)	4.66	3.99	4.52	4.43	4.65
Portfolio turnover rate (%)	252	185	137	175	130

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 3.82	$ 4.73	$ 4.71	$ 4.72	$ 4.79
Income (loss) from investment operations: Net investment income[a]	.19	.18	.21	.20	.22
Net realized and unrealized gain (loss)	.79	(.86)	.07	.13	(.05)
Total from investment operations	.98	(.68)	.28	.33	.17
Less distributions from: Net investment income	(.20)	(.16)	(.24)	(.34)	(.24)
Net realized gains	—	—	(.02)	—	—
Return of capital	—	(.07)	—	—	—
Total distributions	(.20)	(.23)	(.26)	(.34)	(.24)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.60	$ 3.82	$ 4.73	$ 4.71	$ 4.72
Total Return (%)[b]	26.48[c]	(14.98)[c]	6.16[c]	7.41[c]	3.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	24	28	22	20
Ratio of expenses before expense reductions (%)	1.84	1.89	1.84	1.94	2.04
Ratio of expenses after expense reductions (%)	1.82	1.87	1.84	1.93	2.04
Ratio of net investment income (%)	4.66	4.00	4.53	4.44	4.65
Portfolio turnover rate (%)	252	185	137	175	130

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 3.80	$ 4.70	$ 4.68	$ 4.69	$ 4.88
Income (loss) from investment operations: Net investment income[b]	.23	.22	.26	.25	.20
Net realized and unrealized gain (loss)	.78	(.85)	.07	.13	(.17)
Total from investment operations	1.01	(.63)	.33	.38	.03
Less distributions from: Net investment income	(.23)	(.20)	(.29)	(.39)	(.22)
Net realized gains	—	—	(.02)	—	—
Return of capital	—	(.07)	—	—	—
Total distributions	(.23)	(.27)	(.31)	(.39)	(.22)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.58	$ 3.80	$ 4.70	$ 4.68	$ 4.69
Total Return (%)	27.56[c]	(14.06)[c]	7.25[c]	8.57[c]	.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	4	3	2	1
Ratio of expenses before expense reductions (%)	.92	1.03	.92	.96	1.01*
Ratio of expenses after expense reductions (%)	.81	.89	.90	.95	1.01*
Ratio of net investment income (%)	5.68	4.97	5.47	5.42	5.76*
Portfolio turnover rate (%)	252	185	137	175	130

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authorized accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The Fund enters into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in interest rate swap contracts with total notional values ranging from $0 to approximately $17,750,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund buys or sells credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a Board-approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

A summary of the open credit default swap contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in credit default swap contracts with total notional values ranging from approximately $2,200,000 to $10,060,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. The Fund enters into total return swap transactions to gain exposure to different parts of the yield curve while managing overall duration. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open total return swap contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in total return swap contracts with total notional values ranging from approximately $8,200,000 to 15,300,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into options on interest rate swaps. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open option contracts as of October 31, 2009 is included in the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in written option contracts with total values ranging from $0 to approximately $504,000 and purchased option contracts with total values ranging from $0 to approximately $257,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on fixed-income securities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses futures contracts to take advantage of short-term and medium-term inefficiencies and relative mispricings within the global equity, bond and currency markets. Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in futures contracts with a total value ranging from approximately $104,769,000 to $231,704,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses forward currency exchange contracts to gain exposure to changes in the value of foreign currencies, and to take advantage of short-term and medium-term mispricings within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in forward foreign currency exchange contracts with total values ranging from approximately $42,921,000 to $111,553,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ (222,457)	$ (222,457)
Interest Rate Contracts (a)	257,153	—	25,503	695,318	977,974
Foreign Exchange Contracts (b)	—	1,004,561	—	—	1,004,561
	$ 257,153	$ 1,004,561	$ 25,503	$ 472,861	$ 1,760,078

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts and net unrealized appreciation (depreciation) on futures. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ —	$ (426,407)	$ (426,407)
Credit Contracts (a)	—	(55,881)	(55,881)
Foreign Exchange Contracts (b)	(201,108)	—	(201,108)
	$ (201,108)	$ (482,288)	$ (683,396)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)
	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ (1,021,295)	$ (1,021,295)
Interest Rate Contracts (a)	(118,200)	—	(57,025)	1,850,328	1,675,103
Credit Contracts (a)	—	—	841,670	—	841,670
Foreign Exchange Contracts (b)	—	(3,753,026)	—	—	(3,753,026)
	$ (118,200)	$ (3,753,026)	$ 784,645	$ 829,033	$ (2,257,548)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swaps and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	PurchasedOptions	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ —	$ (222,457)	$ (222,457)
Interest Rate Contracts (a)	13,977	63,670	—	(400,904)	700,689	377,432
Credit Contracts (a)	—	—	—	(169,429)	—	(169,429)
Foreign Exchange Contracts (b)	—	—	1,632,575	—	—	1,632,575
	$ 13,977	$ 63,670	$ 1,632,575	$ (570,333)	$ 478,232	$ 1,618,121

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $58,652,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), October 31, 2012 ($1,247,000), October 31, 2014 ($4,983,000), October 31, 2016 ($5,169,000) and October 31, 2017 ($5,880,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2009, the Fund lost, through expiration, $20,682,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 790,547
Capital loss carryforwards	$ (58,652,000)
Net unrealized appreciation (depreciation) on investments	$ 7,435,962

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2009	2008
Distributions from ordinary income*	$ 18,598,233	$ 16,796,432
Return of capital	$ —	$ 5,605,827

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $617,747,062 and $577,224,761, respectively. Purchases and sales of US Treasury securities aggregated $231,729,455 and $267,630,570, respectively.

For the year ended October 31, 2009, transactions for the written options on interest rate swaps were as follows:

	Contract Amount	Premium
Outstanding, beginning of period	$ 48,000,000	$ 283,800
Options closed	$ (48,000,000)	$ (283,800)
Outstanding, end of period	$ —	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Floating Rate Plus Fund ("DWS affiliated mutual fund").

For the period November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS funds) of each class as follows:

Class A	1.07%
Class B	1.82%
Class C	1.82%
Class S	.82%

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS funds) of each class as follows:

Class B	1.92%
Class S	.92%

Accordingly, for the year ended October 31, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $47,832 and the amount charged aggregated $1,588,084, which was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $346,870, of which $33,654 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 386,303	$ —	$ 72,907
Class B	20,081	9,043	3,277
Class C	38,466	604	6,483
Class S	11,614	7,433	2,430
	$ 456,464	$ 17,080	$ 85,097

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 70,020	$ 5,229
Class C	217,552	22,568
	$ 287,572	$ 27,797

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 690,395	$ 124,009.23%
Class B	22,418	3,029.24%
Class C	69,513	11,867.24%
	$ 782,326	$ 138,905

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009 aggregated $31,948.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares aggregated $19,999 and $12,788, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2009, DIDI received $1,526 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,077, of which $12,838 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2009, the Fund's custodian fee was reduced by $196 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,517,448	$ 56,341,961	14,019,844	$ 63,899,853
Class B	503,270	2,065,896	835,128	3,786,442
Class C	4,206,863	17,540,755	2,184,100	9,915,914
Class S	2,353,286	10,065,601	685,861	3,059,758
		$ 86,014,213		$ 80,661,967
Shares issued to shareholders in reinvestment of distributions
Class A	3,139,715	$ 12,969,889	3,418,540	$ 15,263,588
Class B	70,946	291,412	107,316	481,256
Class C	226,519	946,602	209,411	941,851
Class S	78,461	329,886	44,393	196,728
		$ 14,537,789		$ 16,883,423
Shares redeemed
Class A	(15,987,580)	$ (65,539,189)	(17,107,172)	$ (76,017,433)
Class B	(1,299,404)	(5,317,890)	(1,872,822)	(8,426,121)
Class C	(2,693,064)	(11,042,953)	(2,118,766)	(9,456,418)
Class S	(647,016)	(2,760,583)	(236,231)	(1,034,482)
		(84,660,615)		$ (94,934,454)
Redemption fees		$ 4,207		$ 4,552
Net increase (decrease)
Class A	669,583	$ 3,775,783	331,212	$ 3,148,038
Class B	(725,188)	(2,960,578)	(930,378)	(4,158,404)
Class C	1,740,318	7,445,467	274,745	1,403,392
Class S	1,784,731	7,634,922	494,023	2,222,462
		$ 15,895,594		$ 2,615,488

I. Payments made by Affiliates

During the year ended October 31, 2009, the Advisor fully reimbursed the Fund $753 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

J. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 22, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Income Fund (the "Fund"), including the investment portfolio, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Income Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2009

Tax Information (Unaudited)

For corporate shareholders, 2% of the income dividends paid during the Fund's fiscal year ended October 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $484,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 3% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability.The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	23337K 101	23337K 200	23337K 309	23337K 507
Fund Number	010	210	310	2391

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Strategic Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$63,656	$0	$9,512	$0
2008	$64,478	$0	$10,497	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$440,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$9,512	$440,000	$711,000	$1,160,512
2008	$10,497	$382,000	$1,474,733	$1,867,230

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009